                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                          8 3/8% DEBENTURES DUE 2020
                                      FOR
                              DEBENTURES DUE 2030
                                      OF
                    UNITED PARCEL SERVICE OF AMERICA, INC.
                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED DECEMBER 18, 1997

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, JANUARY 22, 1998, UNLESS EXTENDED ("THE EXPIRATION DATE").


                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

 If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                                CITIBANK, N.A.

              By Mail:                  By Overnight  Courier Delivery:             By Hand:
           Citibank, N.A.                        Citibank, N.A.                  Citibank, N.A.
c/o Citicorp Data Distribution, Inc.  c/o Citicorp Data Distribution, Inc.   Corporate Trust Window
           P.O. Box 7072                        404 Sette Drive            111 Wall Street, 5th Floor
     Paramus, New Jersey 07653             Paramus, New Jersey 07652        New York, New York 10043

                     Facsimile for Eligible Institutions:

                                (201) 262-3240

                         Facsimile Confirmation Only:

                                (800) 422-2077


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  For any questions regarding this Letter of Transmittal or for any additional information you may contact the Exchange Agent.

  The undersigned hereby acknowledges receipt of the Offering Circular dated December 18, 1997 (as it may be supplemented and amended from time to time, the "Offering Circular") of United Parcel Service of America, Inc., a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal") and the Notice of Guaranteed Delivery, of even date herewith, that together constitute the Company's offer (the

"Exchange Offer") to exchange an aggregate principal amount of up to $700,000,000 of its Debentures Due 2030 (the "New 2030 Debentures") for a like amount of its issued and outstanding 8 3/8% Debentures due 2020 (the "Old 2020 Debentures") from its registered holders (individually, a "Holder" and collectively, the "Holders") thereof. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

  The undersigned hereby tenders the Old 2020 Debentures described in Box 1 below, upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal. The undersigned is the Holder of all the Old 2020 Debentures and the undersigned represents that it has received from each beneficial owner of the tendered Old 2020 Debentures ("Beneficial Owners") valid instructions which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the tendered Old 2020 Debentures, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the tendered Old 2020 Debentures.

  Please issue the New 2030 Debentures exchanged for tendered Old 2020 Debentures in the name(s) of the undersigned. If Old 2020 Debentures not tendered or not exchanged are to be delivered to a person other than to the Holder of the Old 2020 Debentures tendered or to an address other than that of the Holder of such Old 2020 Debentures, such Holder should so indicate in the section of this Letter of Transmittal entitled "Special Delivery Instructions" below (see Box 2).

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Old 2020 Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Old 2020 Debentures to the Company or cause ownership of the tendered Old 2020 Debentures to be transferred to, or upon the order of, the Company, on the books of the registrar for the Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New 2030 Debentures to which the undersigned is entitled upon acceptance by the Company of the tendered Old 2020 Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old 2020 Debentures, all in accordance with the terms of the Exchange Offer.

  The undersigned understands that tenders of Old 2020 Debentures pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old 2020 Debentures" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Offering Circular under the caption "The Exchange Offer-- Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Old 2020 Debentures and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the tendered Old 2020 Debentures are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 1 is true and correct.

  Holders of Old 2020 Debentures that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

[_]CHECK HERE IF OLD 2020 DEBENTURES ARE BEING DELIVERED HEREWITH.

[_]CHECK HERE IF OLD 2020 DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 3).

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 4).

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
                                     BOXES

                                     BOX 1
                       DESCRIPTION OF DEBENTURES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
--------------------------------------------------------------------------------

                                                                                  AGGREGATE
                                                                                  PRINCIPAL    AGGREGATE
        NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),          CERTIFICATE      AMOUNT     PRINCIPAL
EXACTLY AS NAME(S) APPEAR(S) ON OLD 2020 DEBENTURE CERTIFICATE(S)  NUMBER(S) OF REPRESENTED BY   AMOUNT
                   (PLEASE FILL IN, IF BLANK)                      DEBENTURES*  CERTIFICATE(S) TENDERED**
---------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL

--------------------------------------------------------------------------------


  * Need not be completed by persons tendering by book-entry transfer.
 ** The minimum permitted tender is $1,000 in principal amount of Old 2020
    Debentures. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old 2020 Debentures identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

 TO BE COMPLETED ONLY IF NEW 2030 DEBENTURES EXCHANGED FOR OLD 2020 DEBENTURES AND UNTENDERED OLD 2020 DEBENTURES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail New 2030 Debenture(s) and any Old 2020 Debentures not tendered hereby to:
 Name(s):
 -----------------------------------------------------------------------------
 (please print)

 Address:

 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 (include Zip Code)

 Tax Identification or
 Social Security No.:
 -----------------------------------------------------------------------------

                                     BOX 3
                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Holder(s): ________________________________________________________

 Window Ticket No. (if any): __________________________________________________

 Date of Execution of Notice of Guaranteed Delivery: __________________________

 Name of Eligible Institution that Guaranteed Delivery: _______________________

 If Delivered by Book-Entry Transfer, complete the following:
    DTC Account Number: _____________________________________________________

    Transaction Code Number: ________________________________________________


                                     BOX 4
                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED ONLY IF DELIVERY OF OLD 2020 DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: _______________________________________________

 Account Number: ______________________________________________________________

 Transaction Code Number: _____________________________________________________

 ______________________________________________________________________________

--------------------------------------------------------------------------------
                                     BOX 5
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9


                                         Signature Guarantee
 x _________________________________     (If required by Instruction 5)


 x _________________________________     Authorized Signature
       (Signature of Holder(s)

      or Authorized Signatory)           x _________________________________


 Note: The above lines must be           Name: _____________________________
 signed by the registered holder(s)           (please print)
 of Old 2020 Debentures as their
 name(s) appear(s) therein or by
 person(s) authorized to become
 registered holder(s) (evidence of
 such authorization must be
 transmitted with this Letter of
 Transmittal). If signature is by a
 trustee, executor, administrator,
 guardian, attorney-in-fact,
 officer, or other person acting in
 a fiduciary or representative
 capacity, such person must set
 forth his or her full title below.
 See Instruction 5

                                         Title: ____________________________

                                         Name of Firm: _____________________
                                                   (Must be an Eligible
                                                   Institution as
                                                   defined in Instruction 2)

                                         Address: __________________________

                                               _____________________________

                                               _____________________________
                                                                  (Zip Code)


 Name(s): __________________________     Area Code and Telephone Number:


 Capacity: _________________________           _____________________________


 Address: __________________________     Dated: ____________________________


   _______________________________
                          (Zip Code)
 Area Code and Telephone Number:

   _______________________________

 Tax Identification or Social
 Security Number:

   _______________________________

PAYORS NAME: CITIBANK, N.A.

                        NAME: (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF          -----------------------------------------------------
 THE TREASURY           ADDRESS: ____________________________________________
 INTERNAL               -----------------------------------------------------
 REVENUE                CITY, STATE AND ZIP CODE: ___________________________
 SERVICE                -----------------------------------------------------

                        LIST ACCOUNT NUMBER(S) (OPTIONAL): __________________ PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
                        -----------------------------------------------------
                       --------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR    ----------------------
                        TAXPAYOR IDENTIFICATION        Social Security Number
                        NUMBER IN THE BOX AT RIGHT
                        AND CERTIFY BY SIGNING AND     OR
                        DATING BELOW
                                                       ----------------------
                                                       Taxpayor Identification
                                                               Number
                       --------------------------------------------------------

                        PART 2--Check the box if you are NOT    PART 3 --
                        subject to backup withholding under     Awaiting
                        the provisions of section               TIN [_]
                        3406(a)(1)(C) of the Internal
                        Revenue Code because (1) you have
                        not been notified that you are
                        subject to backup withholding as a
                        result of failure to report all
                        interest or dividends or (2) the
                        Internal Revenue Service has
                        notified you that you are no longer
                        subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

 SIGNATURE ___________________________________     DATE ______________________
 NAME (Please Print) __________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF THE SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the exchange agent, 31% of all reportable payments made to be will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 ______________________________________  _____________________________________
             Signature                                 Date

 ______________________________________
        Name (Please Print)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD 2020 DEBENTURES. This Letter of Transmittal is to be completed by Holders of tendered Old 2020 Debentures if certificates representing such tendered Old 2020 Debentures are to be forwarded herewith pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer--Procedures for Tendering Old 2020 Debentures," unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a Holder to properly tender Old 2020 Debentures pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for tendered Old 2020 Debentures must be received by the Exchange Agent at its address set forth herein, or
(ii) such tendered Old 2020 Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent) in each case prior to Expiration Date. The method of delivery of certificates for tendered Old 2020 Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Old 2020 Debentures should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old 2020 Debentures prior to the closing of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. If a Holder desires to tender Old 2020 Debentures pursuant to the Exchange Offer and (a) certificates representing such tendered Old 2020 Debentures are not immediately available, (b) time will not permit such Holder(s) Letter of Transmittal, certificates representing such tendered Old 2020 Debentures and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may tender Old 2020 Debentures with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures" (including the completion of Box 3 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the tendered Old 2020 Debentures, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Old 2020 Debentures to the Exchange Agent's account at DTC as described in the Offering Circular), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Old 2020 Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old 2020 Debentures prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO HOLDERS. Only a Holder in whose name Old 2020 Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old 2020 Debentures who is not the Holder must arrange promptly with the Holder to execute and deliver this Letter of Transmittal on his or her behalf.

  4. PARTIAL TENDERS. Tenders of Old 2020 Debentures will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old 2020 Debentures held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Debentures Tendered" (see Box 1) above. The entire principal amount of Old 2020 Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old 2020 Debentures held by the Holder is not tendered, then new Certificates representing the Old 2020 Debentures for the principal amount of Old 2020 Debentures not tendered and New 2030 Debentures issued in exchange for any Old 2020 Debentures tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder(s) of the tendered Old 2020 Debentures, the signature must correspond with the name(s) as written on the face of the tendered Old 2020 Debentures without alteration, enlargement or any change whatsoever.

  If any of the tendered Old 2020 Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old 2020 Debentures are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which such tendered Old 2020 Debentures are held.

  If this Letter of Transmittal is signed by the Holder(s) of Old 2020 Debentures, and New 2030 Debentures issued in exchange therefor are to be issued (and any untendered principal amount of Old 2020 Debentures is to be reissued) in the name of the Holder(s), then such Holder(s) need not and should not endorse any Old 2020 Debentures, nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the tendered Old 2020 Debentures or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

  If this Letter of Transmittal is signed by a person other than the Holder(s) of any tendered Old 2020 Debentures, such tendered Old 2020 Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on the tendered Old 2020 Debentures, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

  If this Letter of Transmittal or any tendered Old 2020 Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Old 2020 Debentures are tendered (i) by the Holder of the Old 2020 Debentures (or by a participant in DTC whose name appears on a security position listing as the owner of such Old 2020 Debentures) who has not completed Box 2 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the tendered Old 2020 Debentures are registered in the name of a person other than the signer of the Letter of Transmittal or if Old 2020 Debentures not tendered are to be returned to a person other than the Holder, then the signature on this Letter of Transmittal accompanying the tendered Old 2020 Debentures must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose tendered Old 2020 Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old 2020 Debentures.

  6. SPECIAL DELIVERY INSTRUCTIONS. Holders should indicate in Box 2 ("Special Delivery Instructions") the name and address to which the New 2030 Debentures and/or substitute Old 2020 Debentures for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old 2020 Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Old 2020 Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder.

  It will not be necessary for transfer tax stamps to be affixed to the tendered Old 2020 Debentures listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the Holder(s) of any Old 2020 Debentures which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service ("IRS"). (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each Holder of tendered Old 2020 Debentures must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendered Old 2020 Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old 2020 Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old 2020 Debentures not validly tendered or any Old 2020 Debentures the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old 2020 Debentures as to any ineligibility of any Holder who seeks to tender Old 2020 Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old 2020 Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old 2020 Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old 2020 Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old 2020 Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend waive or modify any of the conditions in the Exchange Offer in the case of any Old 2020 Debentures.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old 2020 Debentures or transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose tendered Old 2020 Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent or the Information Agent at the addresses and telephone numbers indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old 2020 Debentures as soon as practicable after the Expiration Date and will issue New 2030 Debentures therefor on the fifth business day following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old 2020 Debentures when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Old 2020 Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old 2020 Debentures will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box
2).

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer-- Withdrawal Rights."

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